SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 23, 1997

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as depositor under an Amended and Restated Trust Agreement, dated as of January 30, 1997, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Home Loan-Backed Notes, Series 1997-HI1)


                Residential Funding Mortgage Securities II, Inc.
             (Exact name of registrant as specified in its charter)

         DELAWARE                   33-80419                  41-1808858
(State or Other Jurisdiction    (Commission               (I.R.S. Employer
of Incorporation)                File Number)             Identification No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota                                  55437
 (Address of Principal                                (Zip Code)

 Executive Offices)egistrant's telephone number, including area code, is (612) 832-7000




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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           (a)      Not applicable

           (b)      Not applicable

           (c)      Exhibits:

                  4.1 Servicing Agreement dated as of January 30, 1997 among Residential Funding Corporation, as master servicer, Home Loan Trust 1997-HI1, as issuer, and The Chase Manhattan Bank, as indenture trustee.

                  4.2 Amended and Restated Trust Agreement dated as of January 30, 1997 between Residential Funding Mortgage Securities II, Inc., as depositor and Wilmington Trust Company, as owner trustee.

                  4.3 Indenture dated as of January 30, 1997 between Home Loan Trust 1997- HI1, as issuer and The Chase Manhattan Bank, as indenture trustee.

                  10.1 Mortgage Loan Purchase Agreement dated as of January 30, 1997 between RFC Asset Holdings, Inc., as purchaser and Residential Funding Corporation, as seller.

                  10.2 Transfer Agreement dated as of January 30, 1997 between RFC Asset Holdings, Inc., as transferor and Residential Funding Mortgage Securities II, Inc., as transferee.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               RESIDENTIAL FUNDING MORTGAGE
                                               SECURITIES II, INC.


                                               By:     /s/ Diane S. Wold
                                               Name:      Diane S. Wold
                                               Title:     Vice President


Dated:  January 30, 1997



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             RESIDENTIAL FUNDING MORTGAGE
                                             SECURITIES II, INC.


                                       By:
                                             Name:      Diane S. Wold
                                             Title:     Vice President


Dated:  January 30, 1997


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                                   EXHIBIT 4.1

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                                   EXHIBIT 4.2

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                                   EXHIBIT 4.3

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                                  EXHIBIT 10.1

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                                  EXHIBIT 10.2


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                                    EXHIBITS
                             (Intentionally Omitted)

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